UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): July 15, 2009

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

          Maryland              Commission File Number:           95-2635431
          --------                       1-8383                   ----------
(State or other jurisdiction                                   (I.R.S. Employer
      of incorporation)                                         Identification)



                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On July 15, 2009, the Company issued a press release announcing its earnings results for the second quarter ended June 30, 2009. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.




--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     MISSION WEST PROPERTIES, INC.

Date: July 16, 2009                  By: /s/ Wayne N. Pham
                                        ----------------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

Exhibit 99.1


                                                                   PRESS RELEASE

For Immediate News Release
July 15, 2009


     MISSION WEST PROPERTIES ANNOUNCES SECOND QUARTER 2009 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"

Cupertino, CA - Mission West Properties, Inc. (NASDAQ: MSW) reported today that Funds From Operations ("FFO") for the quarter ended June 30, 2009 was approximately $14,189,000, or $0.13 per diluted common share, (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to approximately $13,049,000, or $0.12 per diluted common share, for the same period in 2008. Unrealized gain from investment in marketable securities accounted for approximately $2,433,000, or $0.02 per diluted common share, for the quarter ended June 30, 2009. A net increase in the reserve related to the Hellyer Avenue Limited Partnership litigation accounted for approximately $1,300,000 in interest expense, or ($0.01) per diluted common share, for the quarter ended June 30, 2009. On a sequential quarter basis, FFO for the quarter ended March 31, 2009 was approximately $0.11 per diluted common share. For the six months ended June 30, 2009, FFO decreased to $26,259,000, or $0.25 per diluted common share, from FFO of $28,272,000, or $0.27 per diluted common share, for the same period in 2008. Net termination fees accounted for approximately $1,921,000, or $0.02 per diluted common share for the six months ended June 30, 2008.

Net income for the quarter ended June 30, 2009 was approximately $7,189,000 as compared to approximately $6,837,000 for the quarter ended June 30, 2008. Net income per diluted share to common stockholders was $0.08 for the quarter ended June 30, 2009 compared to $0.07 for the quarter ended June 30, 2008, a per share increase of approximately 14%. Net income for the six months ended June 30, 2009 was approximately $12,823,000 as compared to approximately $15,958,000 for the six months ended June 30, 2008. For the six months ended June 30, 2009, net income per diluted share to common stockholders was $0.15, down from $0.16 a year ago, a per share decrease of approximately 6%. Net termination fees accounted for approximately $0.02 per diluted common share for the six months ended June 30, 2008.

Company Profile

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 111 properties totaling approximately 8.0 million rentable square feet, which includes approximately 854,000 rentable square feet (or 16 buildings) that are in the process of being rezoned for residential development. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "estimate," "expect," "intends," or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)




                                                   Three Months        Three Months        Six Months         Six Months
                                                       Ended               Ended              Ended              Ended
                                                   June 30, 2009       June 30, 2008      June 30, 2009      June 30, 2008
                                                  ----------------    ----------------   ----------------   ----------------
OPERATING REVENUES:
  Rental revenue from real estate                     $20,424             $19,359            $41,080            $38,356
  Tenant reimbursements                                 4,315               3,710              9,115              7,293
  Lease termination and settlement income                   -                   -                  -              1,921
  Other income                                            302                 249                622                477
                                                  ----------------    ----------------   ----------------   ----------------
    Total operating revenues                           25,041              23,318             50,817             48,047
                                                  ----------------    ----------------   ----------------   ----------------

OPERATING EXPENSES:
  Operating and maintenance                             3,921               2,566              6,475              5,042
  Real estate taxes                                     3,351               2,945              6,748              5,356
  General and administrative                              623                 674              1,154              1,347
  Depreciation and amortization of real estate          6,334 (1)           5,682 (1)         12,279 (1)         11,305 (1)
                                                  ----------------    ----------------   ----------------   ----------------
    Total operating expenses                           14,229              11,867             26,656             23,050
                                                  ----------------    ----------------   ----------------   ----------------

    Operating income                                   10,812              11,451             24,161             24,997

OTHER INCOME (EXPENSES):
  Equity in earnings of unconsolidated joint venture       75                 407                164                789
  Interest and dividend income                          1,125                 215              1,065                772
  Unrealized gain (loss) from investment                2,433                   -               (324)                 -
  Interest expense                                     (7,085)             (4,956)           (11,891)            (9,884)
  Interest expense - related parties                     (171)               (280)              (352)              (716)
                                                  ----------------    ----------------   ----------------   ----------------
    Net income                                          7,189               6,837             12,823             15,958

Net income attributable to noncontrolling interests    (5,404)             (5,478)            (9,607)           (12,717)
                                                  ----------------    ----------------   ----------------   ----------------
Net income attributable to common stockholders         $1,785              $1,359              3,216              3,241
                                                  ================    ================   ================   ================

Net income per share to common stockholders:
   Basic                                               $0.08               $0.07              $0.15              $0.16
                                                  ================    ================   ================   ================
   Diluted                                             $0.08               $0.07              $0.15              $0.16
                                                  ================    ================   ================   ================
Weighted average shares of common stock (basic)      21,766,343          19,695,988         21,691,029         19,681,797
                                                  ================    ================   ================   ================
Weighted average shares of common stock (diluted)    21,899,906          19,902,304         21,835,545         19,766,535
                                                  ================    ================   ================   ================
Weighted average O.P. units outstanding              83,508,833          85,528,215         83,584,147         85,529,316
                                                  ================    ================   ================   ================

FUNDS FROM OPERATIONS
Funds from operations                                 $14,189             $13,049            $26,259           $28,272
                                                  ================    ================   ================   ================
Funds from operations per share (2)                    $0.13               $0.12             $0.25               $0.27
                                                  ================    ================   ================   ================
Outstanding common stock                             21,770,211          19,743,557         21,770,211         19,743,557
                                                  ================    ================   ================   ================
Outstanding O.P. units                               83,504,965          85,528,215         83,504,965         85,528,215
                                                  ================    ================   ================   ================
Weighted average O.P. units and common stock
   outstanding (diluted)                            105,408,739         105,430,519        105,419,692        105,295,851
                                                  ================    ================   ================   ================


                                                   Three Months        Three Months        Six Months         Six Months
                                                       Ended               Ended              Ended              Ended
FUNDS FROM OPERATIONS CALCULATION                  June 30, 2009       June 30, 2008      June 30, 2009      June 30, 2008
                                                  ----------------    ----------------   ----------------   ----------------
Net income                                             $ 7,189             $ 6,837            $12,823            $15,958
Add:
   Depreciation and amortization of real estate          6,994               6,086             13,411             12,110
   Depreciation and amortization of real estate
      held in unconsolidated joint venture                  60                 189                119                378
Less:
   Noncontrolling interests in joint ventures              (54)                (63)               (94)              (174)
                                                  ----------------    ----------------   ----------------   ----------------
Funds from operations                                  $14,189             $13,049            $26,259            $28,272
                                                  ================    ================   ================   ================

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should neither be considered as an alternative for net income as a measure of profitability nor is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                    Three Months       Three Months         Six Months        Six Months
                                                       Ended               Ended              Ended              Ended
PROPERTY AND OTHER DATA:                           June 30, 2009       June 30, 2008      June 30, 2009      June 30, 2008
                                                  ----------------   ----------------   ----------------    ----------------
Total properties, end of period                         111                 111                111                111
Total square feet, end of period                     8,047,569           8,047,569          8,047,569          8,047,569
Average monthly rental revenue per square foot (3)    $1.29               $1.24              $1.29              $1.24
Occupancy for leased properties                        66.1%               64.9%              66.1%              64.9%
Straight-line rent                                     $238              $  882               $560             $1,587
Leasing commissions                                    $204              $  318               $320             $  634
Capital expenditures                                   $  -              $2,116               $  -             $2,337

LEASE ROLLOVER SCHEDULE:

Year                 # of Leases       Rentable Square Feet      2009 Base Rent (5)
----------------    -------------     ---------------------     ----------------------
2009                      10                 114,267 (4)           $ 1,809,503
2010                       9                 363,475                 6,070,722
2011                      16                 838,692                12,333,272
2012                      14               1,010,825                14,226,818
2013                       6                 397,215                 5,081,754
2014                      17               1,492,430                24,794,529
2015                       6                 485,036                 8,784,074
2016                       2                 144,600                 2,959,748
2017                       5                 349,949                 3,510,351
Thereafter                 1                 119,756                 2,608,286
                    -------------     ---------------------     ----------------------
    Total                 86               5,316,245               $82,179,057
                    =============     =====================     ======================


BALANCE SHEETS

                                                 June 30, 2009       December 31, 2008
                                              --------------------  --------------------

                                     Assets
Investments in real estate:
  Land                                            $  320,911            $  320,911
  Buildings and improvements                         799,471               799,471
  Real estate related intangible assets                3,240                 3,240
                                              --------------------  --------------------
     Total investments in properties               1,123,622             1,123,622
  Accumulated depreciation and amortization         (192,322)             (180,043)
                                              --------------------  --------------------
      Net investments in properties                  931,300               943,579
  Investment in unconsolidated joint venture           3,833                 3,768
                                              --------------------  --------------------
      Net investments in real estate                 935,133               947,347
  Restricted cash                                      7,078                39,478
  Restricted investment in marketable securities       6,585                     -
  Investment in marketable securities                      -                 3,368
  Deferred rent receivables                           18,401                17,841
  Other assets, net                                   26,241                26,251
                                              --------------------  --------------------
      Total assets                                $  993,438            $1,034,285
                                              ====================  ====================

           Liabilities and Equity
Liabilities:
  Mortgage notes payable                          $  324,941            $  330,908
  Mortgage note payable - related parties              8,516                 8,761
  Revolving line of credit                             3,892                13,079
  Interest payable                                     1,556                 1,596
  Security deposits                                    5,125                 5,272
  Deferred rental income                               6,372                 3,964
  Dividends and distributions payable                 15,791                21,055
  Accounts payable and accrued expenses               19,631                17,747
                                              --------------------  --------------------
      Total liabilities                              385,824               402,382
                                              --------------------  --------------------

Commitments and contingencies.

Equity: (6)
Stockholders' equity:
  Common stock, $.001 par value                           22                    20
  Additional paid-in capital                         169,682               154,412
  Distributions in excess of accumulated earnings    (24,413)              (20,014)
                                              --------------------  --------------------
      Total stockholders' equity                     145,291               134,418
Noncontrolling interests                             462,323               497,485
                                              --------------------  --------------------
      Total equity                                   607,614               631,903
                                              --------------------  --------------------
      Total liabilities and equity                $  993,438            $1,034,285
                                              ====================  ====================

--------------------------------------------------------------------------------

(1) Includes approximately $159 in amortization expense for the three months ended June 30, 2009 and 2008, and $319 and $281 in amortization expense for the six months ended June 30, 2009 and 2008, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(2) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(3) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(4) Six leases for approximately 87,000 rentable square feet are month to month leases.

(5)  Base rent reflects cash rent.

(6)  Reflects  adoption of Statement of Financial  Accounting  Standard No. 160,
     "Noncontrolling   Interests  in  Consolidated  Financial  Statements  -  an
     amendment of ARB No. 51."